SCUDDER
INVESTMENTS(SM)
[LOGO]


----------------------------
MONEY MARKET
----------------------------

Scudder Cash
Investment Trust
Fund #065


















Annual Report
May 31, 2000



The fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      15   Investment Portfolio

                      17   Financial Statements

                      20   Financial Highlights

                      21   Notes to Financial Statements

                      25   Report of Independent Accountants

                      26   Tax Information

                      27   Officers and Trustees

                      28   Investment Products and Services

                      30   Scudder Solutions

Scudder Cash Investment Trust

--------------------------------------------------------------------------------
ticker symbol SCTXX                                             fund number 065
--------------------------------------------------------------------------------

Date of Inception:    o    Short-term interest rates continued to rise over the
7/23/76                    12-month period, directly benefiting money market
                           securities.

                      o    Scudder Cash Investment Trust reflected the interest
Total Net Assets as        rate increases as its 7-day average yield rose from
of 5/31/00:                4.14% to 5.58% over the 12 months.
$981 million
                      o    An opportunistic strategy and commitment to high
                           quality money market securities resulted in a total return of 5.01%, surpassing the average return of 362 taxable money market funds for the 12-month period ended May 31, 2000.^1

                      o Management maintained a shorter average maturity than its peers over most of the period, which provided liquidity and the flexibility to reinvest in higher yielding securities, especially toward the end of the period.

^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and is no guarantee of future results.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Until March 10 the great bull market for "new economy" stocks seemed unstoppable. However, rising interest rates eventually proved too much, as many stocks with high valuations and little or no earnings experienced sharp declines. While we believe the economy is being transformed by a technological revolution, the now lower valuations have helped reduce the level of market risk.

This kind of economic revolution combined with wide market swings can be unnerving for investors. Yet, experience tells us that the best approach during such periods is to take a step back and review one's long-term investment goals. It is easy to get caught up in the quickly shifting winds, especially when it has become only more convenient and economical to move from one investment to the next. While we believe adjusting your investment portfolio by adding new investments and harvesting others should be a regular ritual, I encourage you to remain focused on your original purposes for investing.

If you are investing for retirement in 20 years and are seeking long-term gains, we believe you should continue to invest in funds that will help you best achieve those ends, such as domestic and international equity funds. If you are investing for the short term (1-2 years) and don't want to risk your principal, we believe you should not be considering technology or other narrowly focused funds for a substantial portion of your portfolio. Stick to your plan, stay focused, and avoid the latest fad. Unless you plan to devote your full-time energies to investing every day, we think you will be better served by taking a long-term approach that includes exposure to several asset classes. This includes domestic and international stock, small-cap, fixed income, and money market funds.

As a shareholder in Scudder Cash Investment Trust you already hold a key element of a well-diversified portfolio. The trust's conservative, high quality, and very liquid investments provide relative stability, high current income, and a short-term parking place for a portion of your investment portfolio. With short-term interest rates rising and inflation moderate, investors are seeing some of the best real yields for money market funds in years. For a detailed discussion of management's investment strategy and portfolio positioning, I encourage you to read the Portfolio Management Discussion with Frank Rachwalski and Dean Meddaugh beginning on page 6.

For current information on the trust and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the most recent performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder Cash Investment Trust.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President,
Scudder Cash Investment Trust

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  May 31, 2000

In the following interview, portfolio managers Frank Rachwalski and Dean Meddaugh discuss the market environment and their approach to managing the trust.

Q: The U.S. stock and bond markets winced with each increase in short-term interest rates by the Federal Reserve. How did the rate increases affect money market securities over the 12-month period?

A: Money market securities are directly impacted by changes in short-term rates, especially the federal funds rate, an important benchmark that is widely watched by fixed income investors. With the U.S. economy strong, unemployment near an all-time low, and consumer confidence high, concerns over an acceleration of the inflation rate took center stage. Since the Fed has the responsibility to conduct the nation's monetary policy and maintain stability of the financial system, it continued to raise the federal funds rate in response to these trends (see Changes in the Federal Funds Rate below).

One thing that investors have witnessed over the past year is the surprising resiliency of the U.S. economy. Despite the Fed's raising rates six times and one-and-three-quarters percentage points over the 12 months in attempts to slow

--------------------------------------------------------------------------------
Changes in the Federal Funds Rate
--------------------------------------------------------------------------------
Federal Funds                                      New rate            Change
--------------------------------------------------------------------------------
June 30, 1999                                        5.00%             +0.25%
August 24                                            5.25%             +0.25%
November 16                                          5.50%             +0.25%
February 2, 2000                                     5.75%             +0.25%
March 21                                             6.00%             +0.25%
May 16                                               6.50%             +0.50%
--------------------------------------------------------------------------------

The federal funds rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity -- an overnight loan.

growth, the U.S. economy continued to expand at a rapid clip. In the first quarter of this year gross domestic product grew 5.5%. Reflecting signs that inflationary pressures have been building, the consumer price index rose 3.1%, up significantly from the beginning of the 12-month period.

While we think the Fed is closer to achieving its objectives of slowing the economy and controlling inflation, we believe another rate hike is likely. With recent consumer confidence numbers suggesting that consumers are not afraid and are continuing their buying spree, we think the Fed will have to pursue a policy of raising interest rates for the near term. However, the Fed may take a cautious approach to raising rates prior to the November elections.

Q: How did you manage the portfolio in this environment?

A: We pursued two strategies, reflecting the two distinct environments over the 12 months -- the period leading up to the end of 1999 and the year-to-date period. Toward the end of 1999, we continued to focus on maintaining a sufficient level of liquidity in the portfolio while taking advantage of what the market was offering. Generally, this meant maintaining a shorter average maturity than our peers. This strategy was driven by our cautionary approach to the Y2K changeover, which some had speculated might result in a shift to short-term money market instruments at year-end. We maintained a higher than normal level of liquidity in the portfolio in order to be prepared for potentially high investor demand for cash. By maintaining a shorter maturity in the rising interest rate environment, our existing holdings matured more quickly, which enabled us to invest in higher yielding securities sooner than if we had maintained a longer average maturity. A limitation of this strategy is that we gave up a small amount of current yield by maintaining a shorter maturity.

As it turned out, the Fed pumped a great deal of money into the financial system by allowing monetary reserves to grow rapidly in the fourth quarter of 1999. Some speculated that this super-liquid market helped to fuel the strong stock market rally. We think that remaining very liquid (by maintaining a relatively short maturity at year-end) was the right approach. If we had been invested in longer term securities and there had been a high demand for cash by investors, it could have been costly to raise cash at that time.

Q: How did the environment change at the beginning of 2000?

A: Y2K concerns essentially evaporated at the beginning of this year, as it became clear that fears were overdone and the Fed would likely begin reducing the excess market liquidity. We viewed this as an opportunity to pick up some higher yielding paper by extending the portfolio's average maturity slightly. However, the portfolio's maturity still remained significantly shorter than its peers, given our expectations that rates would continue to rise. At the end of the period, the portfolio had an average maturity of 16 days, which compares to about 50 days for the average first-tier money market fund.

--------------------------------------------------------------------------------
Portfolio Maturity
(Average number of days)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

     5/99  36
     6/99  25
     7/99  28
     8/99  26
     9/99  34
    10/99  47
    11/99  34
    12/99  29
     1/00  20
     2/00  22
     3/00  21
     4/00  24
     5/00  16

--------------------------------------------------------------------------------

Q: How did the trust perform?

A: Reflecting the rising interest rate environment, the trust's yield rose. Scudder Cash Investment Trust's 7-day yield increased from 4.14% to 5.58% over the 12 months, which translated into compound effective yields of 4.23% and 5.73%, respectively. From a total return standpoint, the trust exceeded the average one-year total return for 362 taxable money market funds as ranked by Lipper Analytical Services, Inc.

Q: What is the quality of the short-term securities that you buy for the portfolio?

A: We only invest in "first-tier" short-term securities in the portfolio. By that we mean issues that are rated in the top rating categories according to major credit rating agencies, such as Fitch Investors Service, Moody's Investor Service, or Standard and Poor's. The top ratings have the lowest risk of default and, while not insured by the FDIC or guaranteed, these securities are among the safest available outside of U.S. Treasury bills. Basically, our philosophy is that it does not pay to take on additional credit risk given the relatively small yield advantage.

Q: The trust can invest in a variety of short-term securities. How did you allocate the trust's assets?

A: In managing the portfolio, we focus on maintaining its average life (the average maturity of the portfolio) within a target range and in selecting floating-rate securities that will benefit the portfolio given current interest rate trends. As a result, we generally do not make big asset allocation shifts within the trust's portfolio. We attempt to maintain exposure to a broad selection of securities, including high quality commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements. The majority of the portfolio remained invested in high quality commercial paper (59%), which we maintained because of its attractive values and high relative yields.

The next largest area of concentration was floating-rate securities at 40% of assets. "Floaters," as we call them, are highly correlated to short-term interest rates because their yields are indexed to current short-term rates, such as the prime rate -- the key lending rate charged by commercial banks to its best customers. In the rising rate environment, the yield on these securities adjusts upward sooner than traditional fixed-rate money market securities. Since selling lower yielding money market securities to buy higher yielding ones is impractical due to high transaction costs, floaters allow the portfolio to participate in the higher yielding environment quickly and without incurring additional transaction costs. In addition, floaters typically provide slightly higher yields than fixed-rate money market securities with maturities greater than 30 days.

We also held 1% of assets in repurchase agreements (commonly called "repos"). These very short-term loans (usually seven days or less) are collateralized by U.S. government notes and provide a private sector yield, or a yield that is comparable to non-government issued money market securities. These securities tend to trade more cheaply than comparable Treasury bills and often represent good value from our standpoint. Because these securities are collateralized by Treasuries and have relatively short maturities, repos tend to react quickly when interest rates change. Our holdings of repos benefited the portfolio as rates rose over the period.

Q: What is your outlook for interest rates?

A: As we mentioned earlier, we think the Fed will raise rates at least one more time before the November elections. Since we have recently begun to see signs that the economy may be slowing in reaction to the higher rate environment, we think the Fed may eventually be able to ease off its current policy of raising short-term interest rates. Knowing when to stop raising rates is a tough job for the Fed since the rate increases take time to work their way through the economy. Typically it takes six months for the effects to begin showing up, so the braking effects of this year's rate hikes on growth are still probably yet to come. In any case, this is a great environment for money market fund investors because interest rates are rising and real yields (after subtracting inflation) are still offering investors very attractive returns.

--------------------------------------------------------------------------------
Trust Yields
--------------------------------------------------------------------------------
                                               7-day            7-day
                                              average        compounded
                                               yield       effective yield
--------------------------------------------------------------------------------
May 31, 1999                                  4.14%            4.23%

May 31, 2000                                  5.58%            5.73%
--------------------------------------------------------------------------------

Scudder Cash Investment Trust:
A Team Approach to Investing

Scudder Cash Investment Trust is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Frank J. Rachwalski joined the Adviser in 1973 as a money market specialist within the fixed income group and assumed responsibility for the fund's day-to-day management and overall investment strategies on January 1, 1998. Mr. Rachwalski has been responsible for the trading and portfolio management of money market funds since 1974.

Portfolio manager Dean Meddaugh joined the Adviser in 1996 as a money market manager. Mr. Meddaugh joined the team in 1999 and has seven years of investment industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

   Commercial Paper  Short-term debt obligations with maturities ranging from 2 to 270 days, and issued by banks, corporations and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted from the face value of the security, although some are interest-bearing and offer a high level of safety and liquidity.

    Federal Reserve  The governing board of the Federal Reserve System, the
              Board United States' central bank. The Board establishes policies on such key matters as reserve requirements (the amount of cash banks must have on hand) and other bank regulations, sets the discount rate, tightens or loosens credit (raises or lowers rates), and regulates the purchase of securities on margin.

Federal Open Market  The committee that sets interest rate and credit policies
   Committee (FOMC)  for the Federal Reserve System. The committee decides whether to increase or decrease interest rates through open-market operations. The committee's actions are closely watched and interpreted by economists and stock and bond market analysts, who try to predict whether the Fed is seeking to tighten credit to reduce inflation or to loosen credit to stimulate the economy.

     Gross Domestic  Gross domestic product is a commonly referenced measure of
      Product (GDP)  the health of the U.S. economy and refers to the market value of the goods and services produced by labor and property in the United States. Economic growth that is overly strong can lead to accelerating inflation; weakening growth can lead to a recession.

          Inflation  An overall increase in prices usually measured by the
                     Consumer Price Index (CPI) and the Producer Price Index
                     (PPI). CPI is calculated by the U.S. Bureau of Labor
                     Statistics and measures the cost of a basket of goods and services over time. The PPI is calculated by the U.S.
                     Department of Labor and measures the wholesale cost of goods over a specified period.

                                       13

          Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

           Maturity The date a debt instrument is due and payable. For money market securities, a short maturity provides better investment flexibility, but tends to provide a lower yield;
                     a long maturity provides a higher yield, but requires the investor to tie up money for a longer period (less flexibility).

       Money Market  Short-term debt instruments, including banker's acceptances,
         Securities  commercial paper, negotiable certificates of deposit, repurchase agreements, and Treasury bills. Most money market instruments mature in less than one year and money market funds typically have average maturities of less than 90 days. These securities have a high level of safety and liquidity.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Additional glossary terms are available at our Internet Web site -- www.scudder.com.

Investment Portfolio                                         as of May 31, 2000
--------------------------------------------------------------------------------

                                                         Principal
                                                         Amount ($)   Value ($)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 0.9%
--------------------------------------------------------------------------------

 State Street Bank & Trust Company, 6.37%, to
    be repurchased at $8,675,535 on 6/1/2000**
    (Cost $8,674,000) ...............................     8,674,000    8,674,000

--------------------------------------------------------------------------------
Commercial Paper 59.1%
--------------------------------------------------------------------------------

 Atlantis One, 6.45%, 6/6/2000 ......................    20,000,000   19,982,167
 Amsterdam Funding, 6.38%, 6/2/2000 .................    35,000,000   34,993,826
 Barton Capital Corp, 6.55%, 6/20/2000 ..............    33,357,000   33,242,215
 Bavaria Universal, 6.46%, 6/9/2000 .................    35,000,000   34,949,989
 Bavaria Finance Funding, 6.37%, 6/5/2000 ...........    25,000,000   24,982,417
 Corporate Receivables, 6.14%, 6/7/2000 .............    15,000,000   14,984,775
 Eureka Securitization, 6.64%, 7/14/2000 ............    13,000,000   12,897,827
 Falcon Asset Securitization Corp., 6.56%, 6/15/2000     41,000,000   40,896,042
 Forrestal Funding Master, 6.22%, 6/22/2000 .........    30,398,000   30,289,125
 Galaxy Funding Corp., 6.58%, 6/13/2000 .............    25,000,000   24,945,417
 Moat Funding LLC, 6.56%, 6/14/2000 .................    35,000,000   34,917,468
 Monte Rosa Capital Corp., 6.23%, 6/20/2000 .........    20,272,000   20,206,200
 Olde Line Funding, 6.31%, 6/12/2000 ................    30,000,000   29,942,617
 Preferred Receivables Funding Corp., 6.12%, 6/1/2000    35,000,000   35,000,000
 Sheffield Receivables Corp., 6.15%, 6/14/2000 ......    27,250,000   27,190,073
 Stellar Funding Group, 6.58%, 6/26/2000 ............    30,000,000   29,863,750
 Superior Funding Capital, 6.45%, 6/7/2000 ..........    20,000,000   19,978,600
 Surrey Funding Corp., 6.55%, 6/6/2000 ..............    20,000,000   19,981,861
 Sweetwater Capital Corp., 6.55%, 6/15/2000 .........    25,110,000   25,046,332
 Windmill Funding Corp., 6.48%, 6/20/2000 ...........    22,000,000   21,925,341
 Wood Street Funding Corp., 6.17%, 6/19/2000 ........    36,534,000   36,422,389
--------------------------------------------------------------------------------
Total Commercial Paper (Cost $572,638,431)                           572,638,431
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Certificates of Deposit 20.9%
--------------------------------------------------------------------------------

 Allfirst Bank, 6.51%*, 1/14/2001 ...................    15,000,000   14,997,238
 Credit Suisse First Boston Corp., 6.72%*, 6/9/2000 .    39,000,000   39,000,000
 Dresdner Bank, 6.58%*, 7/24/2000 ...................    49,000,000   48,997,235
 Finova Capital Corp., 6.19%*, 6/12/2000 ............    50,000,000   50,000,000
 First Union National Bank, 6.63%*, 7/26/2000 .......    35,000,000   35,000,000


    The accompanying notes are an integral part of the financial statements.

                                                               Principal
                                                               Amount ($)     Value ($)
---------------------------------------------------------------------------------------

 Goldman Sachs Group, 6.29%*, 10/2/2000 ....................    15,000,000   15,000,000
---------------------------------------------------------------------------------------
Total Certificates of Deposit (Cost $202,994,473)                           202,994,473
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Short-Term Notes 19.1%
---------------------------------------------------------------------------------------

 Comerica Bank, 6.41%*, 6/13/2000 ..........................    30,000,000   29,999,515
 GTE Corp., 6.3%*, 1/5/2001 ................................    25,000,000   24,988,429
 Heller Financial, Inc., 6.59%*, 6/7/2000 ..................    15,000,000   15,000,226
 Heller Financial, Inc., 6.35%*, 7/7/2000 ..................    10,000,000   10,001,120
 Heller Financial, Inc., 6.59%*, 8/11/2000 .................    25,000,000   25,000,000
 Key Bank NA, 6.76%*, 5/25/2001 ............................    25,000,000   24,991,163
 MBNA Bank, 6.28%*, 6/13/2000 ..............................     5,000,000    4,999,669
 Skandinaviska Enskilda, 6.62%*, 8/29/2000 .................    25,000,000   24,997,607
 Transamerica Finance Corp., 6.2%*, 12/1/2000 ..............    25,000,000   25,000,000
---------------------------------------------------------------------------------------
Total Short-Term Notes (Cost $184,977,729)                                  184,977,729
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $969,284,633) (a)                969,284,633
---------------------------------------------------------------------------------------

(a)      The cost for federal income tax purposes was $969,284,633.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of May 31, 2000.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of May 31, 2000
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------
Investments in securities, at value (cost $969,284,633) .................   $ 969,284,633
Cash ....................................................................       2,065,605
Interest receivable .....................................................       2,732,435
Receivable for Fund shares sold .........................................      17,249,339
Other assets ............................................................          61,810
                                                                          ---------------
Total assets ............................................................     991,393,822

Liabilities
-----------------------------------------------------------------------------------------
Dividends payable .......................................................         178,965
Payable for Fund shares redeemed ........................................       8,397,345
Accrued management fee ..................................................         222,731
Accrued reorganization costs ............................................         435,374
Accrued Trustees' fees and expenses .....................................          26,254
Other accrued expenses and payables .....................................         685,289
                                                                          ---------------
Total liabilities .......................................................       9,945,958
-----------------------------------------------------------------------------------------
Net assets, at value                                                        $ 981,447,864
-----------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net realized gain (loss) ....................................        (477,475)
Paid-in capital .........................................................     981,925,339
-----------------------------------------------------------------------------------------
Net assets, at value                                                        $ 981,447,864
-----------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($981,447,864 /
   981,439,172 outstanding shares of beneficial interest, $.01 par value,   -------------
   unlimited number of shares authorized) ...............................   $        1.00
                                                                            -------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 62,209,104
                                                               ---------------
Expenses:
Management fee ................................................      4,613,233
Services to shareholders ......................................      5,508,182
Custodian and accounting fees .................................        215,910
Auditing ......................................................         43,878
Legal .........................................................         24,242
Trustees' fees and expenses ...................................        133,800
Reports to shareholders .......................................        143,341
Registration fees .............................................         75,644
Reorganization ................................................        486,368
Other .........................................................         47,836
                                                               ---------------
Total expenses, before expense reductions .....................     11,292,434
Expense reductions ............................................     (1,573,738)
                                                               ---------------
Total expenses, after expense reductions ......................      9,718,696
------------------------------------------------------------------------------
Net investment income                                               52,490,408
------------------------------------------------------------------------------


Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................        (13,553)
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                             (13,553)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 52,476,855
------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         Eleven Months
                                        Year Ended May    Ended May 31,     Year Ended
Increase (Decrease) in Net Assets          31, 2000           1999         June 30, 1998
-----------------------------------------------------------------------------------------
Operations:
Net investment income ...........   $    52,490,408    $    48,233,930    $    60,342,332
Net realized gain (loss) on
   investment transactions ......           (13,553)              --              (17,463)
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period                --            419,553            (94,354)
                                   ---------------- ------------------    ---------------
Net increase (decrease) in net
   assets resulting from
   operations ...................        52,476,855         48,653,483         60,230,515
                                   ---------------- ------------------    ---------------
Distributions to shareholders
   from:
Net investment income ...........       (52,490,408)       (48,233,930)       (60,324,869)
                                   ---------------- ------------------    ---------------
Fund share transactions at net asset
  value of $1.00 per share:
Proceeds from shares sold .......     2,463,134,788      2,183,832,499      1,976,992,854
Reinvestment of distributions ...        49,713,698         45,455,859         56,773,631
Cost of shares redeemed .........    (2,678,407,346)    (2,264,700,201)    (2,282,283,081)
                                   ---------------- ------------------    ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................      (165,558,860)       (35,411,843)      (248,516,596)
                                   ---------------- ------------------    ---------------
Increase (decrease) in net assets      (165,572,413)       (34,992,290)      (248,610,950)
Net assets at beginning of period     1,147,020,277      1,182,012,567      1,430,623,517
Net assets at end of period .....   $   981,447,864    $ 1,147,020,277    $ 1,182,012,567



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                                 2000(a)  1999(b)   1998(c) 1997(c) 1996(c) 1995(c)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $1.000   $1.000    $1.000   $1.000  $1.000  $1.000
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income           .048     .041      .048     .046    .048    .048
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income and net
  realized gains on investment
  transactions (d)               (.048)   (.041)    (.048)   (.046)  (.048)  (.048)
------------------------------------------------------------------------------------
Net asset value, end of period  $1.000   $1.000    $1.000   $1.000  $1.000  $1.000
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                  5.01(e)  4.15(e)** 4.92(e)  4.73    4.89    4.90

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period          981    1,147     1,182    1,431   1,387   1,520
($ millions)
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            1.05(f)  1.02*      .95      .86     .83     .78
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                     .90(f)   .85*      .85      .86     .83     .78
------------------------------------------------------------------------------------
Ratio of net investment income
(%)                               4.86     4.44*     4.82     4.63    4.79    4.84
------------------------------------------------------------------------------------


(a)      For the year ended May 31, 2000.

(b) For the eleven months ended May 31, 1999. On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from June 30 to May 31.

(c)      For the years ended June 30.

(d)      Net realized gains were less than 6/10 of $.01 per share.

(e) Total returns would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .99% and .85%, respectively.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Cash Investment Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. On August 10, 1998, the Board of Trustees of the Fund changed the fiscal year end of the Fund from June 30 to May 31.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $473,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2004 ($279,000), May 31, 2005 ($179,000), May 31, 2006 ($4,000), May 31, 2007
($2,000), and May 31, 2008 ($9,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders as least annually.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Original issue discounts are accreted for both tax and financial reporting purposes.

B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets and 0.35% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.85% of average daily net assets until September 30, 2000. Certain expenses incurred in connection with the reorganization are excluded from the expenses limitation. For the year ended May 31, 2000, the Adviser did not impose a portion of its fee, amounting to $1,500,396, and the portion imposed amounted to $3,112,837, which was equivalent to an annualized effective rate of 0.29% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SSC aggregated $3,078,137, of which $234,983 is unpaid at May 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended May 31, 2000, the amount charged to the Fund by STC aggregated $1,701,490, of which $127,984, is unpaid at May 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended May 31, 2000, the amount charged to the Fund by SFAC aggregated $89,784, of which $7,230 is unpaid at May 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. For the year ended May 31, 2000, the Special Servicing Agreement expense charged to the Fund aggregated to $79,288.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended May 31, 2000, Trustees' fees and expenses aggregated $56,257. In addition, a one-time fee of $77,543 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note E. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $38,771 of such costs.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended May 31, 2000, the Fund's custodian and transfer agent fees were reduced by $13,642 and $20,929, respectively, under these arrangements.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and the Shareholders of Scudder Cash Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Cash Investment Trust (the "Fund") at May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                              PricewaterhouseCoopers LLP
July 7, 2000

Tax Information
--------------------------------------------------------------------------------

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                               Kathryn L. Quirk*
   o  President and Trustee                         o  Trustee, Vice President and Assistant
                                                       Secretary
 Henry P. Becton, Jr.
   o  Trustee; President and General Manager,     Jean C. Tempel
      WGBH Educational Foundation                   o  Trustee; Managing Director, First Light
                                                       Capital
 Dawn-Marie Driscoll
   o  Trustee;  Executive Fellow, Center for      Ann M. McCreary*
      Business Ethics, Bentley College;             o  Vice President
      President, Driscoll Associates
                                                  Frank J. Rachwalski, Jr.*
 Peter B. Freeman                                   o  Vice President
   o  Trustee; Corporate Director
      and Trustee                                 John Millette*
                                                    o  Vice President and Secretary
 George M. Lovejoy, Jr.
   o  Trustee; President and Director, Fifty      John R. Hebble*
      Associates; Chairman Emeritus, Meredith       o  Treasurer
      and Grew, Inc.
                                                  Caroline Pearson*
 Wesley W. Marple, Jr.                              o  Assistant Secretary
   o  Trustee; Professor of Business
      Administration, Northeastern                *Scudder Kemper Investments, Inc.
      University, College of Business
      Administration

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group